UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2012

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY	21-0485010
(A New Jersey Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. (Applicable to FirstEnergy Corp.)

On December 18, 2012, the Board of Directors of FirstEnergy Corp. (Company) approved the following organizational changes.

Mr. Mark T. Clark, Executive Vice President and Chief Financial Officer was elected Executive Vice President, Finance and Strategy effective January 1, 2013. In this capacity, Mr. Clark will continue providing input for the strategic direction of the company and will oversee the Risk, Information Technology and Supply Chain groups. He also will have high-level involvement in the finance area.

Mr. James F. Pearson was elected Senior Vice President and Chief Financial Officer, reporting to Mr. Clark, effective January 1, 2013. As the Company's principal financial officer, Mr. Pearson will oversee the company's financial reporting process, and interface with investors, analysts and others in the financial community. Prior to being promoted to Senior Vice President and Treasurer in August 2012, Mr. Pearson, age 58, served as Treasurer of the Company since 2005. Prior to 2005, Mr. Pearson was employed in finance-related roles of increasing responsibility throughout the Company.

In conjunction with these organizational changes Mr. Pearson's base salary will be $500,000, his Short-Term Incentive Program target will be 80% and his Long-Term Incentive Program target will be 178%.

There are no understandings or arrangements between Mr. Pearson and any other person pursuant to which Mr. Pearson was elected as an officer of the Company. Mr. Pearson does not have any family relationship with any Director, executive officer or person nominated or chosen by the Board of Directors to become a Director or executive officer. Other than his employment with the Company, Mr. Pearson did not have any material interest, directly or indirectly, in any material transaction since the beginning of the last fiscal year, or any currently proposed transaction, in which the Company was a participant and the amount involved exceeds $120,000.

Item 8.01 Other Events. (Applicable to FirstEnergy Corp. and Jersey Central Power & Light Company)

In late October 2012, subsidiaries of FirstEnergy Corp. experienced unprecedented damage in their respective service territories, including Jersey Central Power & Light Company (JCP&L), as a result of Hurricane Sandy. Updated estimated storm costs for the FirstEnergy subsidiaries are expected to be $900 million ($680 million applicable to JCP&L), of which in excess of 95% is expected to be capitalized or deferred for future recovery from customers.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry, the impact of the regulatory process on the pending matters before FERC and in the various states in which we do business including, but not limited to, matters related to rates, the uncertainties of various cost recovery and cost allocation issues resulting from ATSI's realignment into PJM, economic or weather conditions affecting future sales and margins, regulatory outcomes associated with Hurricane Sandy, changing energy, capacity and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, the continued ability of our regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water intake and coal combustion residual regulations, the potential impacts of CAIR, and any laws, rules or regulations that ultimately replace CAIR, and the effects of the EPA's MATS rules, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units), the uncertainties associated with our plans to deactivate our older unscrubbed regulated and competitive fossil units and our plans to change the operations of certain fossil plants, including the impact on vendor commitments, and the timing of those deactivations and operational changes as they relate to, among other things, the RMR arrangements and the reliability of the transmission grid, issues that could result from the NRC's review of the indications of cracking in the Davis Besse Plant shield building, adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant), adverse legal decisions and outcomes related to ME's and PN's ability to recover certain transmission costs through their transmission service charge riders, the continuing availability of generating units, changes in their operational status and any related impacts on vendor commitments, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency mandates, changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency mandates, the ability to accomplish or realize anticipated benefits from strategic goals, our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins, the ability to experience growth in the Regulated Distribution and Competitive Energy Services segments, changing market conditions that could affect the measurement of liabilities and the value of assets held in our NDTs, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated, the impact of changes to material accounting policies, the ability to access the public securities and other capital and credit markets in accordance with our financing plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries, changes in general economic conditions affecting us and our subsidiaries, interest rates and any actions taken by credit rating agencies that could negatively affect us and our subsidiaries' access to financing, increased costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, the state of the national and regional economy and its impact on our major industrial and commercial customers, issues concerning the soundness of domestic and foreign financial institutions and counterparties with which we do business, the risks and other factors discussed from time to time in our SEC filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the registrants' business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrants expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

December 21, 2012

FIRSTENERGY CORP.
Registrant

/s/ Joseph W. Mulpas
Joseph W. Mulpas
Assistant Controller

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

/s/ Marlene A. Barwood
Marlene A. Barwood
Controller

4